Principal Exchange-Traded Funds

Supplement dated March 18, 2016
to the Statement of Additional Information dated November 1, 2015 as amended and restated February 24, 2016

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

In the Principal EDGE Active Income ETF section under Non-Fundamental Restrictions, delete and replace #1 and #2 with the following:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

In the Principal Price Setters Index ETF and Principal Shareholder Yield Index ETF section under Non-Fundamental Restrictions, delete and replace #1 and #2 with the following:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Add the following to the alphabetical list:

Drew E. Lawton. Mr. Lawton has served as a Trustee of the Trust and Director of PFI and PVC since 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 - 2015, most recently as a senior managing director and CEO of New York Life Investment Management. Prior to New York Life, he was the president of Fridson Investment Advisors, LLC. Through his employment experience, he is experienced with financial, investment and regulatory matters.

Management Information

Add the following row to the list of Independent Trustees:

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Drew E. Lawton 655 9th Street Des Moines, IA 50392 1959	Director Member Nominating and Governance Committee	Since 2016	Formerly, Senior Managing Director and CEO, of New York Life Insurance Company	121	None

Independent Directors (not Considered to be “Interested Persons”)

Add the following column to the list:

Fund	Lawton*
Principal EDGE Active Income ETF	A
Principal Price Setters Index ETF	A
Principal Shareholder Yield Index ETF	A
Total Fund Complex	A
* Mr. Lawton was not a director as of December 31, 2015.

Compensation

Add the following row to the table under Compensation:

Trustee	The Funds*	Fund Complex
Drew E. Lawton****	$0	$0
* The Principal Price Setters Index ETF and the Principal Shareholder Yield Index ETF have not completed a year of operation.
**** Director’s appointment effective March 16, 2016

PORTFOLIO MANAGER DISCLOSURE

In the Sub-Advisor: Principal Global Investors, LLC section, delete references to Barbara A. McKenzie and add the following information for Daniela Spassova to the Other Accounts Managed and Ownership of Securities tables in alphabetical order (information in this section for Ms. Spassova is as of January 31, 2016).

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Daniela Spassova: Principal EDGE Active Income ETF
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Ownership of Securities

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Daniela Spassova	Principal EDGE Active Income ETF	None